                                                                   EXHIBIT 99.02

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chelmsford, Commonwealth
of Massachusetts on the    day of     , 1999.

                                         BROOKS AUTOMATION, INC.

                                         By: __________________________________
                                            Robert J. Therrien, President

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. Therrien, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, and, in connection with any registration of additional securities pursuant to Rule 462(b) under the Securities Act of 1933, to sign any abbreviated registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                     Title
                                                                   Date

__________________________________  Director and
                                    President
                                    (Principal
                                    Executive Officer)

Robert J. Therrien

                                    Senior Vice
__________________________________  President,
                                    Chief Financial
                                    Officer (Principal
                                    Financial Officer)

Ellen B. Richstone

                                    Corporate Controller
__________________________________  (Principal Accounting
                                    Officer)

Steven E. Hebert

       /s/ Roger D. Emerick         Director
__________________________________

Roger D. Emerick

                                    Director
__________________________________

Amin J. Khoury